UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

NORDSON CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-07977	34-0590250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28601 Clemens Road

Westlake, Ohio 44145

(Address of principal executive

offices, including Zip Code)

Registrant’s telephone number, including area code: 440-892-1580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this Item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 13, 2023, Nordson Corporation (the “Company”) completed its underwritten public offering (the “Offering”) of $350,000,000 aggregate principal amount of its 5.600% Notes due 2028 (the “2028 Notes”) and $500,000,000 aggregate principal amount of the Company’s 5.800% Notes due 2033 (the “2033 Notes” and, together with the 2028 Notes, the “Notes”).

The Offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on September 5, 2023, as amended (Registration No. 333-274340) (the “Registration Statement”), a base prospectus dated September 5, 2023, included as part of the Registration Statement, and a prospectus supplement dated September 7, 2023 (the “Prospectus Supplement”), filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of the Company’s counsel, Taft Stettinius & Hollister LLP, regarding the validity of the Notes being registered.

The Company entered into an indenture, dated September 13, 2023 (the “Base Indenture” and, as supplemented by the Supplemental Indenture (as defined below), the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Base Indenture is in substantially the same form filed as Exhibit 4.1 to the Registration Statement. The Notes were issued pursuant to the first supplemental indenture, dated September 13, 2023 (the “Supplemental Indenture”), between the Company and the Trustee, which supplements the Base Indenture. The Notes pay interest semi-annually in arrears.

Optional Redemption Provisions

At any time, upon not less than 10 nor more than 60 days’ notice, the Notes will be redeemable at the Company’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the Indenture, plus accrued and unpaid interest to, but excluding, the applicable redemption date if the Company redeems the 2028 Notes prior to the period beginning one month prior to the September 15, 2028 maturity date (August 15, 2028) (the “2028 Par Call Date”) and the 2033 Notes prior to the period beginning three months prior to the September 15, 2033 maturity date (June 15, 2033) (the “2033 Par Call Date”).

The Company may also redeem the 2028 Notes within the period beginning on the 2028 Par Call Date and the 2033 Notes beginning on the 2033 Par Call Date, in whole or in part, upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the 2028 Notes or the 2033 Notes to be redeemed, as applicable, plus accrued and unpaid interest to, but excluding, the applicable date of redemption.

Change of Control

In the event of a Change of Control Triggering Event (as defined in the Indenture), the holders of the Notes may require the Company to purchase for cash all or a portion of the holders’ Notes at a purchase price equal to 101% of the aggregate principal amount of the Notes purchased plus accrued and unpaid interest, if any, to but not including the repurchase date.

Restrictive Covenants

Subject to certain important exceptions, the Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of the Company’s subsidiaries to create liens on principal property, enter into sale and leaseback transactions with respect to principal property and enter into mergers or consolidations or transfer all or substantially all of the Company’s assets.

Upon any event of default, the principal amount of the Notes outstanding, and accrued and unpaid interest, if any, may become due and payable immediately.

Use of Proceeds

The Company intends to use the net proceeds from the sale of the Notes (i) to repay its borrowings under the Term Loan Facility (as defined below), (ii) to pay transaction related fees and expenses related to the Offering and (iii) for general corporate purposes.

The foregoing description of the Base Indenture, the Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed herewith as Exhibits 4.1, 4.2, 4.3 and 4.4 and are incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, on August 23, 2023, the Company entered into a 364-Day Term Loan Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, Sole Lead Arranger and Sole Bookrunner, and various financial institutions named therein as lenders (the “Term Loan Facility”), with a maturity date of August 21, 2024. The terms of the Term Loan Facility require mandatory prepayments of the loans under the Term Loan Facility with the net cash proceeds from any debt and equity issuances and asset sales of the Company within three business days following actual receipt of such net cash proceeds.

On September 13, 2023, the Company completed the Offering, pursuant to which the loans under the Term Loan Facility became payable. As discussed in Item 2.03 hereof, the Company intends to use the net proceeds of the Offering to repay all of the outstanding €760 million principal amount of borrowings under the Term Loan Facility, plus accrued and unpaid interest. After the repayment, there will be no outstanding loans under the Term Loan Facility.

Forward-Looking Statements

Certain statements contained in this Current Report, including statements regarding the intended use of proceeds of the Offering and repayment of the Term Loan Facility, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “projects,” “forecasts,” “continue,” “target,” or the negative of such terms or comparable terminology. These statements reflect management’s current expectations and involve a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the Company’s ability to deploy the proceeds of the Notes as currently planned and those risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended October 31, 2022 and in its other filings with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement in this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 7, 2023, among the Company, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters.

4.1	Indenture, dated September 13, 2023, by and between the Company and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated September 13, 2023, by and between the Company and U.S. Bank Trust Company, National Association, as trustee, to the Indenture dated September 13, 2023.

4.3	Form of Global Note to represent the 5.600% Notes due 2028 of the Company.

4.4	Form of Global Note to represent the 5.800% Notes due 2033 of the Company.

5.1	Opinion of Taft Stettinius & Hollister LLP regarding the validity of the Notes.

23.1	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2023

NORDSON CORPORATION

By:	/s/ Joseph P. Kelley
Name:	Joseph P. Kelley
Title:	Executive Vice President Chief Financial Officer